UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 21, 2013

ECHELON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29748	77-0203595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 Meridian Avenue
San Jose, California 95126
(Address of principal executive offices, including zip code)
(408) 938-5200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 21, 2013, Larry W. Sonsini resigned from the board of directors (the “Board”) of Echelon Corporation (the “Company”). Mr. Sonsini was a member of the Nominating and Corporate Governance Committee of the Board at the time of his resignation. There are no disagreements between the Company and Mr. Sonsini that caused or contributed to Mr. Sonsini's resignation. Mr. Sonsini has served on the Board since 1993. In addition, he serves as Chairman of Wilson Sonsini Goodrich &

Rosati (“WSGR”), which has been legal counsel to the Company. WSGR will continue to serve as counsel to the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHELON CORPORATION

	By:	/s/ William R. Slakey
William R. Slakey Executive Vice President and Chief Financial Officer

Date: May 24, 2013